UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  April 20, 2005 (April 14, 2005)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

            On April 14, 2005, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Sequa Corporation (the "Company") approved amendments to one of the cash compensation plans of the Company in which certain key executive and management personnel which include executive officers are eligible to participate:  the Management Incentive Bonus Program for Operating Divisions (the "MIBP").

The MIBP

The MIBP provides for a bonus to be paid to certain key executive and management personnel which include executive officers based on the specific financial goals that are established in the beginning of the year for each operating division (a "Business Unit").

The bonus pool from which bonuses will be paid to each participant will be calculated based upon the overall financial performance -- Operating Profit, Return on Net Assets ("RONA") and Sales Growth or Key Performance Measures ("KPMs") -- of the Business Unit.  No points for RONA, Sales Growth or KPMs are recognized for purposes of granting a bonus award unless Minimum Operating Profit is achieved.  Absent an extraordinary circumstance as determined by the Compensation Committee of the Board of Directors, the total bonuses paid to each Business Unit under the MIBP will not exceed 10% of operating profit of the Business Unit before deduction for the accrued bonus pool.

The MIBP refers to the attainment of a Par Bonus Level, which is approved by the Compensation Committee early in the year, taking into account the components set forth above.  However, if Operating Profit is below 85% of the Budget for a given plan year, no bonuses are paid.  The targets established for the award of bonuses under the MIBP for certain executive officers with respect to performance during 2005 were previously filed on the Company’s Current Report on Form 8-K dated and filed on March 15, 2005, which is incorporated herein by reference.

The foregoing description of the MIBP is qualified in its entirety by reference to the MIBP which is filed as Exhibit 10.1, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits.

                                    10.1  Management Incentive Bonus Program for Operating Divisions (As Amended and Restated as of March 31, 2005).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By:  ____________________________________

                                                                                 Martin Weinstein

                                                                                 Vice Chairman and Chief Executive Officer

Dated:  April 20, 2005